UBS Global Oil & Gas Conference May 25, 2010 (NYSE AMEX: PDC) www.pioneerdrlg.com Exhibit 99.1

Forward-looking Statements
This presentation contains various forward-looking statements and information that are based on management’s current expectations and assumptions about future events. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “expect,” “anticipate,”
“plan, ” “intend,” “seek,” “will,” “should,” “goal,” and other words that convey the uncertainty of future events and outcomes. Forward-looking information includes , among other matters, statements regarding the Company’s anticipated growth, quality of assets, rig utilization rate, capital spending by oil and gas companies, production rates, the Company's growth strategy, and the Company's international operations. Although the Company believes that the expectations and assumptions reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including, among others: general and regional economic conditions and industry trends; the continued strength of the contract land drilling industry in the geographic areas where the
Company operates; decisions about onshore exploration and development projects to be made by oil and gas companies; the highly competitive nature of the contract land drilling business; the Company’s future financial performance, including availability, terms and deployment of capital; the continued
availability of qualified personnel; changes in governmental regulations, including those relating to the environment; the political, economic and other uncertainties encountered in the Company's international operations and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Should one or more of these risks, contingencies or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. Many of these factors have been discussed in more detail in the
Company's annual reports on Form 10-K for the fiscal year ended December 31, 2009 and form 10-Q for the three months ended, March 31, 2010. Unpredictable or unknown factors that the Company has not discussed in this presentation or in its filings with the Securities and Exchange Commission could also have material adverse effects on actual results of matters that are the subject of the forward-looking statements. All forward-looking statements speak only as the date on which they are made and the
Company undertakes no duty to update or revise any forward-looking statements. We advise our shareholders to use caution and common sense when considering our forward looking statements.

Overview
Ticker Symbol: PDC
Market Cap: $299 million (May 21, 2010)
Stock price: $5.53 (May 21, 2010)
Average 3-month daily
trading volume:
878,000 shares
Public float: Approximately 54 million shares
Employees: 2,200
Headquarters: San Antonio, Texas

4 Pioneer Drilling Overview

Investment Considerations
Rig fleet trading at a significant discount to replacement value
Focused on protecting cash flow from softening gas prices
Approximately 50% of working rigs on term contracts
(1)
Approximately 50% of working rigs in shale plays
(1)
Over 50% of working rigs drilling for oil
(1)
Balance sheet restructured for maximum flexibility and liquidity
Continued organic growth opportunities in three core businesses:
land drilling, well services and wireline

(1) Based on information provided in 1     quarter 2010 conference call; company research as of May 4, 2010 st

Colombia
Overview of Pioneer
9th largest contract driller, 6th largest well services provider and a significant wireline provider in the U.S.
71 high-quality and well-maintained land drilling rigs among the youngest in the industry
Best-in-class production services assets include 74 workover rigs and 71 wireline units
Diversified Energy Services Provider 2009 Results
Total Revenue:  $326 million
Total Segment Margin: $110 million
Drilling
Services
Production
Services
Drilling
Services
Production
Services
32%
68%
34%
66%

Corporate Strategy
Focused on value-added organic growth in three core businesses:
land drilling, well services and wireline
Maintaining emphasis on new-build equipment and state-of-the-art technology
Focused on increasing mix of oil-driven business
Continuing to pursue further international expansion
Maintain leadership position in accident-free work environment

Recent Developments
8
Focused on the most attractive shale plays and oil markets
Position rigs to achieve highest internal rate of return
Balanced mix of oil and natural gas exposure
Locking in rig utilization with term contracts
Increased term contracts from 4 to 23 since beginning of year
5 more term contracts expected by late May
6 of 8 rigs in Colombia are contracted for 3-year term contracts
6
th
and 7
th
rig being prepared for Marcellus
8
th
rig rigging up on location in Colombia

th
rig rigging up on location in Bakken

Drilling Services-Segment Overview

Historical Fleet Growth
Locations
Current Rig Fleet Mix
Note: Rig count for calendar years 2004, 2005 and 2006 represent fiscal year ended March 31, 2005, 2006 and 2007.
* Cold-stacked
17 rigs
Avg HP: 1,065
South Texas
17 rigs
Avg HP: 926
East Texas
Electric
Mechanical
550-999
HP
1,000-1,499
HP
1,500-2,000
HP
8 rigs
Avg HP: 1,281
North Dakota
5 rigs
Avg HP: 950
North Texas
5 rigs
Avg HP: 950
Utah
5 rigs
Avg HP: 1,000
Appalachia
8 rigs
Avg HP: 1,375
Colombia
6 rigs
Avg HP: 600
Oklahoma*
40
52
61
66
70
71
0
20
40
60
80
2004 2005 2006 2007 2008 2009
58%
42%
49%
31%
20%

0%
20%
40%
60%
80%
100%
Pioneer Helmerich & Payne Grey Wolf Patterson-UTI Nabors Precision (U.S.)
10
Strong Utilization Through the Cycles
Averaged 85% utilization through cycles since 2001, comparing favorably to peers
Utilization has rebounded from a monthly low of 33% in June 2009 to 62% currently
(1)
Comparable Utilization Rates
(1)
Source:  Helmerich & Payne, Grey Wolf, Patterson-UTI, & Precision Drilling data consists of U.S. domestic utilization rates derived from Form 10-K, Form 10-Q reports, &  press releases.  Nabors utilization rates for worldwide land fleet obtained from public documents and industry analysts.  Precision Drilling acquired Grey Wolf in December 2008.  Pioneer Drilling utilization rates include Colombian operations beginning Q3 2007.
(1)    PDC utilization as of May 6, 2010.

Modern, Efficient Drilling Fleet
Over 75% of fleet is shale capable
31 new builds (44%) since 2001 with
most constructed during 2004 - 2006
69% with 1,000 HP - 2,000 HP
29 top drives (41%) with another 7 on
order (51%)
63% with iron roughnecks
42% electric
55% with mobile or fast-pace subs
9 walking/skidding systems installed
10 pairs of 1300/1600 HP mud pumps
50 Series Rig

60 Series Rig

Mast
Traveling
Equipment
Mud Tanks
Handling
Equipment
Mud Pumps
Mud Cleaning
Equipment
Pipe Racks
Accumulator
Gas Buster
Choke
Manifold
SCR House
Fuel-Water
Tank
Power
Package
Suitcases
Drawworks

66%
Workover Fleet Overview

One of the newest and most highly capable workover fleets in the industry
Sixty-nine 550 HP rigs and four 600 HP rigs with an average age of 2.4 years
Initial entry via WEDGE acquisition in 2008 with subsequent expansion into the
Bakken, Fayetteville, Haynesville and Eagle Ford shales
Workover Fleet Age
Workover Locations
Average year in service:  2007
66%
2007 or
newer
31%
3%
Williston
Bryan
Palestine
Longview
New Iberia
El Campo
Liberty
Kenedy
Conway
Laurel
2005-2006
2002-2004
Alice

Wireline and Fishing & Rental Overview

Wireline Services
Open and cased-hole wireline services
71 wireline units with an average age of
4.2 years
Initial entry via WEDGE acquisition with
subsequent expansion into the Barnett,
Marcellus and Haynesville shales
Fishing & Rental Services
Range of specialized services and
equipment that are utilized on a non-
routine basis for both drilling and well
servicing operations
Overview
Locations
Williston
Dickinson
Cut Bank
Billings
Havre
Tyler
Bossier City
Broussard
Graham
Alvarado
Roosevelt
Pratt
Liberal
Hays
Casper
Buckhannon
Punxsutawney
Ft. Morgan
Brighton
Wray
Woodward
Pampa
Springtown
El Campo
Wireline
Fishing & Rental

Blue Chip Customers & Strong Safety Record

Key component of employee culture
Strengthens customer relationships
Consistently beat the IADC average
for recordable incidents
Total recordable incident rate
decreased 65% since 2005
Earned 100% Health, Safety,
Environment & Quality (HSEQ) score
from Ecopetrol
Safety
Long-standing Relationships

16 Industry and Market Conditions

Recovery in U.S. Land Rig Count
1

Steady rig count improvement during the second half of 2009 and 2010 YTD
Horizontal and oil rig counts have returned to Fall 2008 peak levels
Land Rig Count Horizontal & Oil Rig Count
Source:  Baker Hughes.
Source:  Baker Hughes.
600
1,000
1,400
1,800
2,200
Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09 Jan-10
(5.0%)
(2.5%)
0.0%
2.5%
5.0%
Land Rigs BHI Rolling 4-week Avg. Weekly Change
0
200
400
600
800
Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09 Jan-10
U.S. Horizontal Rig Count U.S. Oil Rig Count
Horizontal
Fall ’08 Peak: 650
Current:  658
Oil
Fall ’08 Peak: 442
Current:  440

$40,991 Million 12/14/2009
$3,375 Million 11/11/2008
$2,250 Million 12/30/2009
$1,900 Million 9/2/2008
$1,050 Million 6/30/2009
$280 Million 5/8/2009
30
35
40
45
50
55
60
65
70
75
80
Base Production (all sources) Unconventional Alaska LNG Imports
Benefits of Growing Shale Plays
1
18
Service firms stand to benefit from shale production due to its lower risk development and increased service intensity (up to 3 - 5x conventional)
Reintroduction of the Majors should provide increased capital discipline in the U.S. market, resulting in greater stability and shallower cycles
Recent U.S. Shale Investments
Source:  Base production, Alaska, and LNG import data – EIA AEO 2008.
Growing Importance of Shale

Conclusion: Improving Oil Service Outlook
1

North American oilfield services pricing and activity appear to have bottomed
Most analysts expect a moderate recovery in upstream spending and drilling activity over the next few years
Upstream Spending Outlook Well Service / Workover Jobs Outlook
Source:  Spears & Associates.
Source:  Spears & Associates.
62.6
65.0
65.5
65.9
66.3
56.3
54.2
54.9
55.4
55.9
0
10
20
30
40
50
60
70
2010 2011 2012 2013 2014
June 2009 Estimate December 2009 Estimate
$100.3
$107.0
$112.6
$118.5
$123.1
$76.8
$72.8
$68.9
$65.1
$81.0
$-
$20
$40
$60
$80
$100
$120
$140
2010 2011 2012 2013 2014
June 2009 Estimate December 2009 Estimate

17.8%
19.5%
20.4%
21.1%
20.2%
15.0%
13.8%
13.8%
13.2%
16.0%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
3.4
2.2
2.5
9.1
4.7
5.7
7.2
4.2
2.0
1.1
0.5
0.3
3.3
1.4
2003 2004 2005 2006 2007 2008 YTD
Sept 09
Oil FDI Other FDI
$1.7
$3.0
$10.3
$6.7
$9.0
$10.6
$6.4
8.0
9.7
12.6
15.6
18.1
22.7
25.4
18.8
12.2
6.3
5.6
4.2
3.4
7.3
2003 2004 2005 2006 2007 2008 YTD Oct
09
Oil Others
$13.1
$16.8
$21.2
$24.4
$30.0
$37.6
$26.8
Source:  DANE (National Bureau of Statistics).
Colombia: Strong, Growing Country
1
20
Investment (% GDP) Foreign Direct Investment ($ in billions)
World Bank Business Rankings Exports ($ in billions)
Source:  The World Bank Group (Ease of Doing Business), EIA.
S. & Central America 2008 Production
Business Rank MBoe/d
Puerto Rico 1 1
St. Lucia 2 0
Colombia 3 601
Chile 4 11
Antigua 5 0
Argentina 23 792
Brazil 26 2,422
Ecuador 27 505
Venezuela 32 2,643
Source:  Banco de la Republica (Central Bank).
Source:  DANE (National Bureau of Statistics).

21 Financials

Capitalization

($ in millions)
March 31, 2010
Cash $ 11.0
Revolving Credit Facility ($225)
(1)
22.7
Sr. Unsecured Notes 239.5
Other 3.6
Total Debt $ 265.8
Stockholders' Equity 408.5
Total Capitalization $ 674.3
Total Liquidity
(2)
$ 213.3
LTM EBITDA $ 56.4
Debt / LTM EBITDA
(3)
4.49x
Debt / Total Book Capitalization 39.4%
(1) Excludes $11.5 million of LCs outstanding.
(2) Cash + revolver availability.  Revolver capacity is $225 million.
(3)  Total consolidated leverage ratio as reported in form 10Q for the first quarter 2010.

$163
$257
$396
$417
$610
$326
$311
$0
$150
$300
$450
$600
$750
2004 2005 2006 2007 2008 2009 TTM
$32
$90
$177
$145
$215
$75
$56
$0
$50
$100
$150
$200
$250
2004 2005 2006 2007 2008 2009 TTM
Consolidated Revenue & EBITDA
Revenue ($ millions) EBITDA ($ millions)
Note: Fiscal year end was changed from March 31 to December 31 effective on December 31, 2007; all data points reflect calendar year and trailing twelve months information derived from 10K and 10Q filings.

$416 $417
$220
$457
$185
$284
33%
41%
40%
46%
42%
25%
$0
$150
$300
$450
$600
$750
2004 2005 2006 2007 2008 2009
0%
10%
20%
30%
40%
50%
Revenue % Gross Margin
24
Segment Financials – Drilling Services
Avg Number of Rigs and Utilization
Revenues and Op Costs per Day
Revenue and Division Margin Capex and D&A
$13
$16
$20
$19
$21
$21
$9
$14
$12
$10
$12
$11
$0
$5
$10
$15
$20
$25
2004 2005 2006 2007 2008 2009
Revenue per Day Daily Operating Costs
$80
$129
$147
$154
$107
$95
$81
$23
$34
$53
$64
$66
$0
$40
$80
$120
$160
$200
2004 2005 2006 2007 2008 2009
Capex Depreciation & Amortization
(2)
(1)
40
52
61
66
67
71
71
96% 95% 95%
89% 89%
41%
62%
0%
20%
40%
60%
80%
100%
0
20
40
60
80
100
2004 2005 2006 2007 2008 2009 Current
Average Number of Rigs Utilization
Note: Calendar year 2004, 2005 and 2006 data represent fiscal year ended March 31, 2005, 2006 and 2007, respectively. The Company revised the fiscal year to end December 31 as of 2007.
(1) Utilization as of May 6, 2010.
(2) Excludes WEDGE acquisition.

$0
$3
$12
$16
$14
$15
$0
$4
$8
$12
$16
$20
2004 2005 2006 2007 2008 2009
Gross Book Value of Equipment
25
Segment Financials – Production Services
Workover Rigs and Wireline Units Revenue and Division Margin
Capex and D&A
(1)
(1)
Fishing and Rental Services
$13
$43
$50
$47
$29
$23
$26
$27
$30
48%
49%
50%
45%
36%
36%
37%
33%
34%
0%
10%
20%
30%
40%
50%
60%
$0
$15
$30
$45
$60
$75
Q1 '08Q2 '08Q3 '08Q4 '08Q1 '09Q2 '09Q3 '09Q4 '09Q1 '10
Revenue % Gross Margin
$3
$7
$17
$12
$6
$1
$2
$5
$4
$1
$4
$7
$9
$6
$6 $6
$6
$6
$0
$4
$8
$12
$16
$20
Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10
Capex Depreciation & Amortization
Note: Information for the years 2004 to 2007 represents workover rig and wireline unit counts and fishing and rental tool inventory values when the Production Services business was owned by WEDGE Group.
(1) Production Services segment was purchased from WEDGE in March 2008.
0
12
24
45
59
65
71
6
20
27
55
74 74 74
0
15
30
45
60
75
90
2004 2005 2006 2007 2008 2009 May 4,
2010
Wireline Units Workover Rigs

26 Appendix

Reconciliation of EBITDA to Net Income
Year ended December 31,
($ in millions) 2004 2005 2006 2007 2008 2009
EBITDA 31.7        90.3        176.6      144.5      214.8      74.9
Depreciation & Amortization (20.6)       (30.8)       (47.6)       (63.6)       (88.1)       (106.2)
Net Interest (1.9)         0.8          3.6          3.3          (11.8)       (8.9)
Impairment Expense - - - - (171.5)     -
Income Tax (Expense) Benefit (3.4)         (22.1)       (47.7)       (27.3)       (6.1)         17.0
Net Income (Loss) 5.7          38.1        84.8        56.9        (62.7)       (23.2)
TTM
($ in millions)
Q2
2009
Q3
2009
Q4
2009
Q1
2010 TTM
EBITDA 17.9        15.2        14.1        9.2          56.4
Depreciation & Amortization (26.1)       (27.0)       (27.7)       (28.9)       (109.6)
Net Interest (1.7)         (1.8)         (3.6)         (4.1)         (11.1)
Impairment Expense - - - - -
Income Tax (Expense) Benefit 3.5          4.4          8.8          9.2          25.9
Net Income (Loss) (6.3)         (9.2)         (8.4)         (14.5)       (38.4)
We define EBITDA as earnings (loss) before interest income (expense), taxes, depreciation, amortization and impairments. Although not prescribed under GAAP, we believe the presentation of EBITDA is relevant and useful because it helps our investors understand our operating performance and makes it easier to compare our results with those of other companies that have different financing, capital or tax structures. EBITDA should not be considered in isolation from or as a substitute for net earnings (loss) as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. A reconciliation of net earnings (loss) to EBITDA is included in the table below. EBITDA, as we calculate it, may not be comparable to EBITDA measures reported by other companies. In addition, EBITDA does not represent funds available for discretionary use.

28